UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2013

OvaScience, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54647	45-1472564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street, Suite 240, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2013, OvaScience, Inc. (the “Company”) filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with listing of the Company’s common stock on the NASDAQ Global Market (“NASDAQ”). The Company’s board of directors and stockholders previously approved the Restated Certificate to become effective upon the listing of the Company’s common stock on NASDAQ, which occurred on April 30, 2013. The Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things, prohibit stockholders from taking any action by written consent in lieu of a meeting.  The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Also on April 30, 2013, the second amended and restated by-laws of the Company (the “Amended and Restated By-Laws”), previously approved by the Company’s board of directors to become effective immediately upon the listing of the Company’s common stock on NASDAQ, became effective.  The Amended and Restated By-Laws amend and restate the Company’s by-laws in their entirety to, among other things prohibit stockholders from taking any action by written consent in lieu of a meeting.  The foregoing description of the Amended and Restated By-Laws is qualified by reference to the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

8.01 Other Events.

On April 30, 2013 the Company’s common stock began trading on NASDAQ, a national securities exchange. Pursuant to the terms of the Company’s amended and restated voting agreement dated March 29, 2012, by and among the Company and certain holders of the Company’s common stock, the voting agreement terminated on April 30, 2013, the first day on which the Company’s common stock traded on a national securities exchange. Upon the termination of the voting agreement, the obligations to vote pursuant to the terms of the voting agreement ceased to apply with respect to any stockholder meeting held after the date of such termination.

Item 9.01 Financial Statements and Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: April 30, 2013	/s/ Michelle Dipp, M.D., Ph.D.
Michelle Dipp, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation
3.2	Amended and Restated By-laws